                                                                     EXHIBIT 4.2

COMMON STOCK                                                        COMMON STOCK

NUMBER                                                                    SHARES

[ORIUS LOGO]                          ORIUS CORP.             INCORPORATED UNDER
                                                                THE LAWS OF THE
                                                               STATE OF FLORIDA

This Certifies that                                            CUSIP 686324 10 4



is the owner of

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01, OF

Orius Corp. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate and the shares evidenced hereby are issued under and shall be subject to all of the provisions of the Articles of Incorporation of the Corporation and any amendment thereto copies of which are filed with the Corporation and the Transfer Agent, to all of which the holder by acceptance hereof, assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

  Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:
  CONTINENTAL STOCK TRANSFER & TRUST COMPANY
           (New York, N.Y.)
                           TRANSFER AGENT
                            AND REGISTRAR

ORIUS CORP.
CORPORATE
  SEAL
  1999
 FLORIDA

                          /s/                          /s/
AUTHORIZED SIGNATURE         CORPORATE SECRETARY          CHAIRMAN OF THE BOARD,
                                                            CEO AND PRESIDENT

                                                                     EXHIBIT 4.2

                                  ORIUS CORP.

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common                 UNIF GIFT MIN ACT - _______Custodian ____________
     TEN ENT - as tenants by the entireties                             (Cust)             (Minor)
     JT TEN  - as joint tenants with right                            under Uniform Gifts to Minors
               of survivorship and not as                             Act _____________________
               tenants in common                                                  (State)

    Additional abbreviations may also be used though not in the above list.


For value received, _________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
 ___________________________________
|                                   |
|___________________________________|

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________


        ______________________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED: _____________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15